CINGULAR WIRELESS LLC

EXHIBITS

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cingular Wireless LLC (the “Company”) on Form 10-Q for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Stanley T. Sigman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ STANLEY T. SIGMAN

Stanley T. Sigman
President and Chief Executive Officer

Date: April 30, 2004